SUBORDINATED SECURITY AGREEMENT


                            Dated as of July 1, 1996


                                      among


                       OLD DOMINION ELECTRIC COOPERATIVE,

                                EPC CORPORATION,

                           AMBAC INDEMNITY CORPORATION


                                       and


                         CLOVER UNIT 2 GENERATING TRUST



                        CLOVER UNIT 2 GENERATING FACILITY
                                       AND
                                COMMON FACILITIES


                                TABLE OF CONTENTS
                                                                                                               Page
SECTION 1.        DEFINITIONS...................................................................................  5

SECTION 2.        DISTRIBUTION OF PROCEEDS FROM SALE OF SUBORDINATED
                  COLLATERAL....................................................................................  5

SECTION 3.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF OLD
                  DOMINION; EVENTS OF DEFAULT; REMEDIES.........................................................  5
                           SECTION 3.1.  SUBORDINATED SECURITY AGREEMENT EVENT OF DEFAULT.......................  5
                           SECTION 3.2.  OTHER RIGHTS OF SUBORDINATED SECURED PARTIES...........................  5
                           SECTION 3.3.  DELAY OR OMISSION NOT A WAIVER.........................................  6
                           SECTION 3.4.  RESTORATION OF RIGHTS AND REMEDIES.....................................  7

SECTION 4.        ATTORNEY-IN-FACT; FINANCING STATEMENTS; CONTROL OF
                  REMEDIES......................................................................................  7
                           SECTION 4.1.  SUBORDINATED SECURED PARTIES AS ATTORNEY-IN-FACT.......................  7
                           SECTION 4.2.  CONTROL OF REMEDIES....................................................  7

SECTION 5.        CONDITION PRECEDENT TO REMEDIES...............................................................  8

SECTION 6.        MODIFICATION OF SENIOR DOCUMENTS AND RIGHTS...................................................  8

SECTION 7.        MISCELLANEOUS.................................................................................  8
                           SECTION 7.1.  TERMINATION OF AGREEMENT; RELEASE OF COMPONENTS........................  8
                           SECTION 7.2.  NO LEGAL TITLE TO SUBORDINATED COLLATERAL IN
                  SUBORDINATED SECURED PARTIES..................................................................  9
                           SECTION 7.3.  NOTICES................................................................  9
                           SECTION 7.4.  SURVIVAL............................................................... 10
                           SECTION 7.5.  SUCCESSORS AND ASSIGNS................................................. 10
                           SECTION 7.6.  BUSINESS DAY........................................................... 11
                           SECTION 7.7.  GOVERNING LAW.......................................................... 11
                           SECTION 7.8.  SEVERABILITY........................................................... 11
                           SECTION 7.9.  COUNTERPARTS........................................................... 11
                           SECTION 7.10. HEADINGS AND TABLE OF CONTENTS......................................... 11
                           SECTION 7.11. FURTHER ASSURANCES..................................................... 11
                           SECTION 7.12. NO ORAL MODIFICATIONS OR CONTINUING WAIVERS............................ 11
                           SECTION 7.13. LIMITATION OF LIABILITY................................................ 12
                           SECTION 7.14. SPECIAL SUBSTITUTION OF SUBORDINATED COLLATERAL........................ 12
                           SECTION 7.15. EFFECTIVENESS OF THIS AGREEMENT........................................ 12


                         SUBORDINATED SECURITY AGREEMENT


                  This SUBORDINATED SECURITY AGREEMENT, dated as of July 1, 1996 (this "Subordinated Security Agreement" or this "Agreement"), among OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized and existing under the laws of the Commonwealth of Virginia ("Old Dominion"), EPC CORPORATION, a Delaware corporation (the "Owner Participant"), AMBAC INDEMNITY CORPORATION, a Wisconsin-domiciled stock insurance corporation ("AMBAC"), and CLOVER UNIT 2 GENERATING TRUST, a Delaware business trust created pursuant to the Trust Agreement (as defined pursuant to Section 1) (the "Facility Owner").

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 to the Ground Lease and Sublease and is comprised of the Unit 1 Site described in Schedule 2 thereto, the Unit 2 Site described in Schedule 3 thereto, the Common Facilities Site described in Schedule 4 thereto, and certain other property, each such Schedule 1, Schedule 2, Schedule 3, and Schedule 4 being attached to, and recorded in the Halifax Clerk's Office with, the Ground Lease and Sublease as part thereof;

         WHEREAS, a copy of the Clover Power Station Plat is marked Exhibit A and attached to, and recorded in the Halifax Clerk's Office with, the Ground Lease and Sublease as a part thereof;

         WHEREAS, Old Dominion and Virginia Power own the Clover Real Estate as tenants-in-common;

         WHEREAS, by the Clover Agreements, Old Dominion and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property held by Old Dominion and Virginia Power as tenants-in-common include (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site;

         WHEREAS, as tenants-in-common of such real and personal property, each of Old Dominion and Virginia Power holds a 50% undivided interest in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to (a) in the case of all such real and personal property, the rights of the other to nonexclusive possession and the terms and conditions of the Clover Agreements, (b) in the case of the Pollution Control Assets, the rights, terms and conditions described above in clause (a) and the rights of the Pollution Control Assets Lessor, and (c) in the case of the Common Facilities, the Unit 1 Site, the Unit 1 Foundation and the Unit 1

Equipment, the rights, terms and conditions described above in clause (a) and the rights of the Unit 1 Parties;

         WHEREAS, by the Ground Lease and Sublease, Old Dominion has leased the Ground Interest to the Facility Owner, and the Facility Owner simultaneously has subleased the Ground Interest back to Old Dominion, upon the terms and conditions of the Ground Lease and Sublease;

         WHEREAS, Old Dominion has conveyed to the Facility Owner for a term of years (a) the Foundation Interest by the Head Foundation Agreement and (b) the Equipment Interest by the Head Equipment Agreement;

         WHEREAS, by the Operating Foundation Agreement, the Facility Owner has conveyed the use and possession of the Foundation Interest back to Old Dominion upon a term which shall end prior to the expiration of the term of the Head Foundation Agreement;

         WHEREAS, by the Operating Equipment Agreement, the Facility Owner has conveyed the use and possession of the Equipment Interest back to Old Dominion upon a term which shall end prior to the expiration of the term of the Head Equipment Agreement, with the Head Equipment Agreement and the Operating Equipment Agreement not being recorded;

         WHEREAS, although Old Dominion and the Facility Owner intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they have recorded the Head Foundation Agreement and the Operating Foundation Agreement in the Halifax Clerk's Office in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate for purposes of such Section 55-96;

         WHEREAS, the Unit 1 Parties and the Unit 2 Parties shall share equally all of those rights, and shall be subject equally to having all of those responsibilities undertaken, which granted to or are imposed upon Old Dominion with respect to the Common Facilities Site, the Common Facilities Foundation and the Common Facilities Equipment, as (a) tenant-in-common with Virginia Power of such property and (b) a party to the Clover Agreements;

         WHEREAS, by the Old Dominion Indenture, as amended and supplemented from time to time, Old Dominion granted to Crestar Bank, as Trustee, a Lien on and security interest in, among other things, all of Old Dominion's rights, title and interest in, to and under the Clover Real Estate and Clover Unit 2;

         WHEREAS, Old Dominion, the Owner Participant, the Facility Owner, Wilmington Trust Company (in the capacities specified therein) and Utrecht-America have entered into the Participation Agreement, dated as of July 1, 1996 (the "Participation Agreement");

         WHEREAS, pursuant to the Participation Agreement, Old Dominion has obtained from AMBAC the Surety Bond to support its Covered Obligations;

         WHEREAS, pursuant to the AMBAC Guaranty, Old Dominion has agreed to reimburse AMBAC for any payments made under the Surety Bond;

         WHEREAS, Old Dominion has agreed to secure on a subordinated basis the Covered Obligations by this Subordinated Security Agreement as provided below; and

         WHEREAS, simultaneously with the execution and delivery of this Subordinated Security Agreement, Old Dominion has executed and delivered the Subordinated Mortgage to the Subordinated Trustees to further secure the Covered Obligations.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 GRANTING CLAUSE

                  To secure (a) Old Dominion's obligations to pay the Covered Obligations to the extent and only to the extent (x) AMBAC is obligated to pay such Covered Obligations under the Surety Bond, (y) a timely Demand for Payment is made in accordance with the terms of the Surety Bond, and (z) AMBAC shall have failed to honor such Demand for Payment, and (b) Old Dominion's obligations under the AMBAC Guaranty (items (a) and (b) collectively referred to hereinafter as the "Secured Obligations"), Old Dominion hereby pledges and mortgages unto AMBAC, the Owner Participant and the Facility Owner (collectively, the "Subordinated Secured Parties") all rights, title and interests of Old Dominion in, to and under, and grants to the Subordinated Secured Parties a security interest in, the following described property, rights and privileges (collectively, the "Subordinated Collateral"):

         1. its 50% undivided interest as tenant in common with Virginia Power in the Unit 2 Equipment other than Pollution Control Assets;

         2. its leasehold interest as lessee under the Pollution Control Assets Lease in the Pollution Control Assets comprising a part of the Unit 2 Equipment;

         3. its 50% undivided interest as tenant in common with Virginia Power in the Unit 2 Foundation;

         4. all proceeds of paragraphs 1, 2 and 3, above, of whatever kind or nature including, without limitation, all claims against third parties for destruction, loss or damage to any of the foregoing or otherwise.


         PROVIDED, HOWEVER, the foregoing pledge and mortgage is, in all respects, subject, subordinate and inferior in priority, to the following:

         1. the Lien of the Old Dominion Indenture (including any amendment, supplement, future advance or issuance of additional indebtedness thereunder);

         2. any indenture, mortgage, deed of trust or similar instrument given as substitution or replacement of the Old Dominion Indenture;

         3.       the Lien of Permitted Encumbrances;

         4. the Lien of the Leasehold Mortgage (including any amendment, supplement, substitution or replacement thereto);

         5. the Clover Agreements (including any amendment, supplement, substitution or replacement thereto) and the rights of the parties thereto;

         6. the Clover 1 Documents (including any amendment, supplement, substitution or replacement thereto) and the rights of the parties thereto (including, without limitation the respective rights of the parties to quiet enjoyment thereunder);

         7. other than the Subordinated Mortgage, the other Operative Documents (including any amendment, supplement, substitution or replacement thereto) and the rights of the parties thereto (including, without limitation the respective rights of the parties to quiet enjoyment thereunder); and

         8. the Pollution Control Assets Lease Documents (including any amendment, supplement, substitution or replacement thereto) and the rights of the parties thereto (including, without limitation the respective rights of the parties to quiet enjoyment thereunder).

The foregoing items 1-8 hereinafter collectively referred to as the "Senior Documents and Rights."

                  TO HAVE AND TO HOLD the Subordinated Collateral unto the Subordinated Secured Parties for the uses and purposes and subject to the terms and provisions set forth in this Agreement, to remain in full force and effect until terminated as provided in Section 7.1.

                  IT IS HEREBY FURTHER COVENANTED AND AGREED by and among the parties hereto as follows:


SECTION 1.        DEFINITIONS

                  For purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement.


SECTION 2.        DISTRIBUTION OF PROCEEDS FROM SALE OF SUBORDINATED
                  COLLATERAL

         Any amounts received in respect of a sale of any of the Subordinated Collateral after a Subordinated Event of Default shall have occurred and be continuing shall be applied or distributed ratably among AMBAC, the Facility Owner and the Owner Participant according to the Covered Obligations held by each.

         Upon payment in full of the Covered Obligations, the balance, if any, of such amounts remaining shall be distributed to Old Dominion.


SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF OLD DOMINION; EVENTS OF DEFAULT; REMEDIES

                  SECTION 3.1. SUBORDINATED SECURITY AGREEMENT EVENT OF DEFAULT. The term "Subordinated Security Agreement Event of Default," wherever used herein, shall mean a default in the payment of any of the Secured Obligations when and as the same shall become due and payable, which default shall continue unremedied for more than five days.

                  SECTION 3.2. OTHER RIGHTS OF SUBORDINATED SECURED PARTIES. Old Dominion agrees that when any Subordinated Security Agreement Event of Default has occurred and is continuing, the Subordinated Secured Parties may, subject to the provisions of Section 3.4, Section 4 and only upon satisfaction of the conditions precedent described in Section 5 hereof, without limitation of all other rights and remedies available at law or in equity in such event, exercise any one or more or all, and in any order, of the following remedies, it being expressly understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies, but that each and every remedy is cumulative and is in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:

                  (a) directly, or by agents or attorneys, and subject to compliance with Applicable Law, to take possession of all or any part of the Subordinated Collateral, and having and holding the same to use, operate, manage and control the Subordinated Collateral and to conduct the business thereof and collect and receive all earnings, revenues, rents, issues, proceeds and income of the Subordinated Collateral and every part thereof, all for the sole purpose of providing for the payment of amounts secured hereunder and, for such purpose, to maintain, repair and renew the Subordinated Collateral and make replacements, alterations, additions and improvements thereto and remove and dispose of any portion of the Subordinated Collateral and otherwise to exercise any and all of the rights and powers of Old Dominion in respect thereof;

                  (b) proceed to exercise all rights, privileges and remedies of Old Dominion under the Head Equipment Agreement and the Head Foundation Agreement either in the name of the Subordinated Secured Parties or in the name of Old Dominion for the use and benefit of the Subordinated Secured Parties;

                  (c) if at the time such action is lawful and always subject to compliance with Applicable Law, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, sell and dispose of the Subordinated Collateral, or any part thereof, or interest therein, at any private sale or public auction to the highest bidder, with or without demand, advertisement or notice (except as herein required or as may be required by Applicable Law) of the date, time and place of sale and either for cash or on credit and on such terms as the Subordinated Secured Parties may determine. It is agreed that thirty days' notice to the Owner Participant, the Owner Trustee and Old Dominion of the date, time and place (and terms, in the case of a private sale) of any proposed sale by the Subordinated Secured Parties of the Subordinated Collateral or any part thereof or interest therein is reasonable. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and the Owner Participant, the Owner Trustee, Old Dominion and/or AMBAC may bid and become the purchaser at any such sale; and

                  (d) proceed to protect and enforce this Agreement and the Secured Obligations held by it by suit or suits or proceedings in equity, at law or in bankruptcy, and for the specific performance of any covenant or agreement herein or therein contained or in execution or aid of any power herein granted, or for foreclosure hereunder or thereunder, or for the appointment of a receiver or receivers for the Subordinated Collateral or any part thereof, or for the recovery of judgment for the Secured Obligations or for the enforcement of any other proper, legal or equitable remedy available under Applicable Law.

                  SECTION 3.3. DELAY OR OMISSION NOT A WAIVER. No delay or omission by the Subordinated Secured Parties in the exercise of any right or remedy accruing upon any Subordinated Security Agreement

Event of Default will impair any such right or remedy or constitute a waiver of any Subordinated Security Agreement Event of Default or be deemed to be an acquiescence therein. Every right and remedy given by this Section 3 or by law to the Subordinated Secured Parties may be exercised from time to time, and as often as may be deemed expedient, by the Subordinated Secured Parties.

                  SECTION 3.4. RESTORATION OF RIGHTS AND REMEDIES. If the Subordinated Secured Parties have instituted any proceeding to enforce any right, power or remedy under this Agreement and such proceeding has been discontinued or abandoned or for any reason has been determined adverse to the Subordinated Secured Parties, then the Owner Trustee and Old Dominion shall, subject to any determination in such proceeding, be restored to their former positions hereunder and all rights, remedies and powers of the Subordinated Secured Parties shall continue as if no such proceeding has been instituted.


SECTION 4.        ATTORNEY-IN-FACT; FINANCING STATEMENTS; CONTROL OF
                  REMEDIES

                  SECTION 4.1. SUBORDINATED SECURED PARTIES AS ATTORNEY-IN-FACT. Old Dominion hereby appoints and constitutes, subject to Section 4.2 hereof, the Subordinated Secured Parties as the true and lawful attorney-in-fact of Old Dominion for the purpose of taking any action permitted by this Agreement in connection with the enforcement of the Lien of this Agreement, with full power (in the name of Old Dominion or otherwise), at any time following a Subordinated Security Agreement Event of Default and during the continuance thereof, to ask, require, demand and receive any and all amounts and claims for amounts due and to become due under or arising out of the Operative Documents (to the extent that such moneys and claims constitute part of the Subordinated Collateral), to endorse any check or other instrument or order in connection therewith and to file any claim or take any action or institute any proceeding to collect any portion of the Subordinated Collateral. Upon the written instructions of the Subordinated Secured Parties, Old Dominion shall execute any financing statement (and any continuation statement with respect to any such financing statement), or any other document necessary for the Subordinated Secured Parties to obtain the full benefits of the Lien of this Agreement and as may be specified in such instructions.

                  SECTION 4.2. CONTROL OF REMEDIES. Notwithstanding anything else contained in this Agreement, upon the occurrence and during the continuance of a Subordinated Security Agreement Event of Default, AMBAC shall be entitled to control and direct the enforcement of all rights and remedies granted to the Subordinated Secured Parties for the benefit of all Subordinated Secured Parties; PROVIDED, HOWEVER, that if (a) a Covered Obligation is covered under the Surety Bond and (b) AMBAC fails to pay when due a claim made under the Surety Bond, the Facility Owner and the Owner Participant shall have the right to appoint a party to control and direct the enforcement of all rights and remedies under this Agreement.

SECTION 5.        CONDITION PRECEDENT TO REMEDIES

                  Until (i) all Subordinated Collateral is released from the Liens of the Old Dominion Indenture and (ii) all obligations under the Operating Agreements are paid or discharged in full and the Operating Agreements are terminated and the Liens of the Loan Agreement and the Leasehold Mortgage have been discharged, the Subordinated Secured Parties shall not (x) exercise any rights or enforce any remedies or assert any claim with respect to the Subordinated Collateral and Subordinated Real Property granted to the Subordinated Secured Parties under this Agreement or the Subordinated Mortgage,
(y) seek to foreclose the Liens granted pursuant to this Agreement or the Subordinated Mortgage or sell the Subordinated Collateral, or (z) take any action, directly or indirectly, or institute any proceedings, directly or indirectly, with respect to any of the foregoing.


SECTION 6.        MODIFICATION OF SENIOR DOCUMENTS AND RIGHTS

                  Subject to the provisions of the Operative Documents, Old Dominion and the other parties to the Senior Documents and Rights may, without affecting in any manner the subordination of the Covered Obligations to the Senior Document and Rights at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of amounts due under the Senior Documents and Rights, or amend in any way the Senior Documents and Rights to which they are a party, or exercise or refrain from exercising any other of their rights pursuant thereto, all without notice to or consent of the Subordinated Secured Parties.


SECTION 7.        MISCELLANEOUS

                  SECTION 7.1. TERMINATION OF AGREEMENT;  RELEASE OF COMPONENTS.
(a) Upon payment in full by Old Dominion of all amounts then due and payable under the AMBAC Guaranty and the termination of the AMBAC Guaranty in accordance with its terms, this Agreement will terminate and the Liens created by this Agreement upon the Subordinated Collateral and Subordinated Real Property will be released. Upon such termination and release, the Subordinated Secured Parties shall (i) promptly deliver to Old Dominion a written notice stating that the Liens created by this Agreement have been discharged pursuant to this Section
6.1 and (ii) execute and deliver to, or as directed in writing by, Old Dominion, an instrument in form and substance satisfactory to Old Dominion evidencing the termination of this Agreement and the release of the Subordinated Collateral from the Liens created by this Agreement.

                  (b) All Components that no longer constitute part of the Equipment Interest or the Foundation Interest in accordance with Section 7.2 of the Operating Equipment Agreement or Section 7.2 of the Operating Foundation Agreement, respectively, shall be automatically released from the Lien of this Agreement. The Subordinated Secured Parties, if requested by Old Dominion, shall execute and deliver such instruments in form and substance satisfactory to Old Dominion evidencing such release.

                  SECTION 7.2. NO LEGAL TITLE TO SUBORDINATED COLLATERAL IN SUBORDINATED SECURED PARTIES. (a) The Subordinated Secured Parties shall not, except as may result from its exercise of remedies hereunder, have legal title to any part of the Subordinated Collateral. No transfer, by operation of law or otherwise, of any Secured Obligations or other right, title and interest of the Subordinated Secured Parties in and to the Subordinated Collateral or hereunder shall operate to terminate this Agreement or entitle the Subordinated Secured Parties to an accounting or to the transfer to it of any legal title to any part of the Subordinated Collateral.

                  (b) Each Subordinated Secured Party shall have no further interest in, or right with respect to, the Subordinated Collateral under this Agreement when and if the principal and interest on all Secured Obligations held by such Subordinated Secured Party and all sums payable to such Subordinated Secured Party hereunder and under such Secured Obligations shall have been paid in full.

                  SECTION 7.3. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, PROVIDED such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to the Owner Participant:

EPC Corporation
c/o Chrysler Capital Corporation
225 High Ridge Road
Stamford, Connecticut 06905

Facsimile No.: (203) 975-3911
Telephone No.: (203) 975-3500
Attention:  President

If to AMBAC:

AMBAC Indemnity Corporation
One State Street Plaza
New York, New York  10004

Facsimile No.: (212) 344-5297
Telephone No.: (212) 668-0340
Attention:  General Counsel


If to Old Dominion:

Old Dominion Electric Cooperative
4201 Dominion Boulevard
Glen Allen, Virginia 23060

Facsimile No.:  (804) 747-3742
Telephone No.:  (804) 747-0592
Attention:  Vice President of Accounting and Finance


If to the Facility Owner:

Clover Unit 2 Generating Trust
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001

Facsimile No.: (302) 651-8882
Telephone No.: (302) 651-1000
Attention:  Corporate Trust Administration

                  SECTION 7.4. SURVIVAL. All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by any party or on the behalf of any party under this Agreement shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

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                  SECTION 7.5.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests herein without the consent of the other parties hereto.

                  SECTION 7.6. BUSINESS DAY. Notwithstanding anything herein or in any other Operative Document to the contrary, if the date on which any payment is to be made pursuant to this Agreement or any other Operative Document is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (PROVIDED such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

                  SECTION 7.7. GOVERNING LAW. THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                  SECTION 7.8. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  SECTION 7.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

                  SECTION 7.10. HEADINGS AND TABLE OF CONTENTS. The headings of the sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

                  SECTION 7.11. FURTHER ASSURANCES. Each party hereto shall promptly and duly execute and deliver such documents and provide such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.

                  SECTION 7.12. NO ORAL MODIFICATIONS OR CONTINUING WAIVERS. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or the Person against whom enforcement of the change, waiver, discharge or termination is sought.

                  SECTION 7.13. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Clover Unit 2 Generating Trust (the "Trust") under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other Operative Documents.

                  SECTION 7.14. SPECIAL SUBSTITUTION OF SUBORDINATED COLLATERAL. Old Dominion shall have the right to convey free and clear of the Lien created by this Subordinated Security Agreement legal title to (or a leasehold interest in) the Subordinated Collateral to a Person in a transaction characterized as a sale (or lease) and leaseback, or similar transaction ("Permitted Transaction") for United States commercial law purposes; provided, however, Old Dominion shall subject and subordinate to the Senior Documents and Rights, grant to the Subordinated Secured Parties a security interest in the leaseback interest (or similar interest) granted to Old Dominion in connection with the Permitted Transaction.

                  SECTION 7.15. EFFECTIVENESS OF THIS AGREEMENT. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall be effective on the date of execution and delivery by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Subordinated Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, as of the day and year first above written.

                                            OLD DOMINION ELECTRIC COOPERATIVE


                                            By: /s/ DANIEL M. WALKER
                                               ------------------------------
                                                 Name: Daniel M. Walker
                                                 Title: Vice President
                                                 Date: July 31, 1996


                                            CLOVER UNIT 2 GENERATING TRUST

                                            By:Wilmington Trust Company,
                                               not in its individual capacity
                                               but solely as Owner Trustee
                                               under the Trust Agreement


                                            By: /s/ EMMETT R. HARMON
                                               ------------------------------
                                                  Name: Emmett R. Harmon
                                                  Title: Vice President
                                                  Date: July 31, 1996


                                            AMBAC INDEMNITY CORPORATION


                                            By: /s/ T.S. TRAVERS
                                               -------------------------------
                                                 Name: T.S. Travers
                                                 Title: First Vice President
                                                 Date: July 31, 1996


                                            EPC CORPORATION


                                            By: /s/ WALTER F. GREENFIELD
                                               -------------------------------
                                                 Name: Walter F. Greenfield
                                                 Title: Vice President
                                                 Date: July 31, 1996



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